Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viewpoint Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jay S. Amato and William H. Mitchell, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003	By:	/s/ JAY S. AMATO

Jay S. Amato President and Chief Executive Officer

Dated: August 14, 2003	By:	/s/ WILLIAM H. MITCHELL

William H. Mitchell Chief Financial Officer